                                                                    EXHIBIT 10.2
                                                                     (1997 10-K)


         The following Executive Officers are parties to an Employment Agreement in the form of Exhibit 10.1 (incorporated by reference from Exhibit 10(a) to Sybron Corporation's Form 10-K for the fiscal year ended September 30,
1993), which Employment Agreements differ with respect to the terms indicated:

Executive Officer                 Date of Execution                 1997 Salary
-----------------                 -----------------                 -----------
Kenneth F. Yontz                  February 24, 1992                 $640,000

Dennis Brown                      February 12, 1993                 $245,000

R. Jeffrey Harris                 February 24, 1992                 $245,000

Floyd W. Pickrell, Jr.            October 1, 1993                   $345,000

Frank H. Jellinek, Jr.            February 24, 1992                 $290,000

David T. Della Penta              February 24, 1992                 $320,000

Randy A. Hoff                     December 8, 1995                  $200,000